Exhibit 99.2

First Quarter 2007 Financial Review Comerica Incorporated April 17, 2007

Safe Harbor Statement Any statements in this news release that are not historical facts are forward-looking statements as defined in the Private Securities Litigation Reform Act of 1995. Words such as "anticipates," "believes," "feels," "expects," "estimates," "seeks," "strives," "plans," "intends," "outlook," "forecast," "position," "target," "mission," "assume," "achievable," "potential," "strategy," "goal," "aspiration," "outcome," "continue," "remain," "maintain," "trend," "objective" and variations of such words and similar expressions, or future or conditional verbs such as "will," "would," "should," "could," "might," "can," "may" or similar expressions, as they relate to Comerica or its management, are intended to identify forward-looking statements. These forward-looking statements are predicated on the beliefs and assumptions of Comerica's management based on information known to Comerica's management as of the date of this news release and do not purport to speak as of any other date. Forward-looking statements may include descriptions of plans and objectives of Comerica's management for future or past operations, products or services, and forecasts of Comerica's revenue, earnings or other measures of economic performance, including statements of profitability, business segments and subsidiaries, estimates of credit trends and global stability. Such statements reflect the view of Comerica's management as of this date with respect to future events and are subject to risks and uncertainties. Should one or more of these risks materialize or should underlying beliefs or assumptions prove incorrect, Comerica's actual results could differ materially from those discussed. Factors that could cause or contribute to such differences are changes in the pace of an economic recovery and related changes in employment levels, the effects of war and other armed conflicts or acts of terrorism, the effects of natural disasters including, but not limited to, hurricanes, tornadoes, earthquakes and floods, the disruption of private or public utilities, the implementation of Comerica's strategies and business models, management's ability to maintain and expand customer relationships, management's ability to retain key officers and employees, changes in the accounting treatment of any particular item, the impact of regulatory examinations, declines or other changes in the businesses or industries in which Comerica has a concentration of loans, including, but not limited to, automotive production, the anticipated performance of any new banking centers, the entry of new competitors in Comerica's markets, changes in the level of fee income, changes in applicable laws and regulations, including those concerning taxes, banking, securities and insurance, changes in trade, monetary and fiscal policies, including the interest rate policies of the Board of Governors of the Federal Reserve System, fluctuations in inflation or interest rates, changes in general economic conditions and related credit and market conditions and adverse conditions in the stock market. Comerica cautions that the foregoing list of factors is not exclusive. Forward-looking statements speak only as of the date they are made. Comerica does not undertake to update forward-looking statements to reflect facts, circumstances, assumptions or events that occur after the date the forward-looking statements are made. For any forward- looking statements made in this news release or in any documents, Comerica claims the protection of the safe harbor for forward-looking statements contained in the Private Securities Litigation Reform Act of 1995.

Solid Earnings Quality Highlights First Quarter 2007 Results * Loan growth figures exclude Financial Services Division; Analysis of 1Q07 compared to 4Q06 Annualized average loan growth of 6%* Western: 15% Texas: 5% Florida: 4% Midwest: (1)% Net interest margin increases 7 basis points to 3.82% Sound credit quality Net credit-related charge-offs as a percentage of average total loans of 16 bps Nonperforming assets of 0.49% of total loans and foreclosed property Expenses well controlled Active capital management: 3.4 million shares repurchased

Financial Results 1Q07 4Q06 Q - Q% Chg 1Q06 Y - Y% Chg Net Income $190 $299 -37% $194 -3% Diluted EPS from continuing operations Diluted EPS $1.19 $1.19 $1.16 $1.87 3% -36% $1.26 $1.18 -6% 1% Return on Equity 14.86% 22.63% 15.33% Net Interest Income $502 $502 0% $479 5% Net Interest Margin 3.82% 3.75% 3.80% Provision for Loan Losses $23 $22 5% $(27) N/M Noninterest Income $203 $262 -23% $195 4% Noninterest Expenses $407 $457 -11% $429 -5% $ in millions, except per share data N/M = Not Meaningful Data has been restated to reflect the results of Munder Capital Management as a discontinued operation

1Q06 2Q06 3Q06 4Q06 1Q07 Net Interest Income 479 500 502 502 502 Net Interest Margin 0.038 0.0382 0.0379 0.0375 0.0382 Warrant Accounting Net Interest Margin Net Interest Margin Rises Net Interest Margin of 3.82%, up 7 bps Loan yields stable Deposit rates declined slightly Stable Net Interest Income of $502 million Two fewer days in quarter ($11 million) $ in millions

Noninterest Income Strong fiduciary income Negative impact of principal investing and warrants of $7 million Lower investment banking fees $ in millions * Excludes net loss on sale of businesses of $5 million in 1Q06 and $7 million in 3Q06 1Q06* 2Q06 3Q06* 4Q06 1Q07 Noninterest Income 200 203 202 215 203 Settlement Proceeds 47

Midwest Western Texas Florida International Other Markets 1Q07 Avg Loans Outstanding 21.8 14.6 6.5 1.6 2.1 0.7 Midwest Western Texas Florida International Other Markets 1Q06 Average Loans Outstanding 21.3 12.7 5.4 1.4 2.2 0.6 Making Progress: Geographic Loan Growth 1Q07: $47.3 billion* 1Q06: $43.6 billion* *Excludes average Financial Services Division loans of $2.9B in 1Q06 and $1.6B in 1Q07 Geography based on office of origination Western includes: CA, AZ, NV, CO, WA Year-over-Year Average Loan Outstandings up 9%*

Middle Market CRE Global Corp Bankings National Dealer Specialty Businesses* Personal Banking Small Business Banking Private Banking 1Q06 Avg Loans Outstanding 14.8 6 4.7 4.7 3.8 2.3 3.8 3.5 Middle Market Commercial Real Estate Global Corporate Banking National Dealer Services Specialty Businesses Personal Banking Small Business Banking Private Banking 1Q07 Average Loans Outstanding 15.9 6.5 5.2 5.3 4.5 2.1 4 3.8 Balanced Line of Business Loan Portfolio Year-over-Year Average Loan Outstandings up 9%* * Excludes average Financial Services Division loans of $2.9B in 1Q06 and $1.6B in 1Q07 ** Specialty Businesses include: Entertainment, Energy, Leasing, and Technology and Life Sciences 1Q07: $47.3 billion* 1Q06: $43.6 billion*

Solid Credit Quality 1Q06 2Q06 3Q06 4Q06 1Q07 NPA's / Total Loans and ORE 0.0032 0.0037 0.0042 0.0049 0.0049 1Q06 2Q06 3Q06 4Q06 1Q07 Net Credit-Related Charge-offs to Average Total Loans * 0.0019 0.0016 0.0006 0.0019 0.0016 1Q06 2Q06 3Q06 4Q06 1Q07 ALLL / Total Loans 0.0106 0.0104 0.0106 0.0104 0.0104 1Q06 2Q06 3Q06 4Q06 1Q07 Net loan charge-offs to total average loans 3.34 2.78 2.51 2.13 2.14 *Includes net loan charge-offs and net lending related commitment charge-offs ** 7 basis points of this total is related to the sale of the manufactured housing portfolio

Commercial Real Estate Loan Portfolio 11% year-over-year average loan growth Adhere to conservative lending policies Commercial Real Estate business line net loan charge-offs of $4 million Owner Occupied/Other* Real Estate Construction Commercial Mortgage 1Q07 8959 3495 1468 1Q07: $13.9 billion First quarter 2007 averages in $billions *Included in Commercial Real Estate line of business

Western Michigan Texas Florida Other Markets 1Q06 Loans Outstanding 2.375065593 0.867218395 0.83611695313148 0.46324098 0.459822755 Single Family Land Development Land Carry Retail Multi-family Office Other 1Q07 Loans Outstanding 1.659804769 0.894891522 0.651269981 0.520017524 0.423929876 0.366656026 0.484894979 Commercial Real Estate Line of Business March 31, 2007 Loan Outstandings: $5.0 billion* By Project Type By Geography Period-end balances in $billions; Geography reflects location of property; additional CRE information can be found in the appendix * Excludes $1.6B in Commercial Real Estate line of business loans not secured by real estate

Consumer Loan Portfolio 8% of total outstandings No sub-prime mortgage programs 2% of total nonaccrual loans (12 bps of consumer portfolio) Net loan charge-offs of $2 million Consumer loans-Other Consumer Loans-HELOC Residential Mortgages 20 38 42 1Q07: $4.1 billion First quarter 2007 averages in $billions Consumer Loans - Home Equity $1.6B 38% Consumer Loans - Other $0.8B 20% Residential Mortgage Loans $1.7B 42%

Home Equity Portfolio Florida Midwest Western Texas 2 77 13 9 74% Home Equity Lines and 26% Home Equity Loans Self-originated & relationship oriented Ave. FICO score of 741 at origination* 82% have CLTV ^ .80* Average loan vintage is 3 years* Geographic Breakdown Midwest 76% Texas 9% Western 13% *Data on loans booked through our Consumer Loan Center which encompasses about 85% of our Home Equity Lines and Loans First quarter 2007 averages in $billions Geography based on office of origination Florida 2% 1Q07: $1.6 billion

Automotive Manufacturer Exposure Declining 12/05 12/06 2/07 Exposure: Dealer $ 6.6 $ 7.4 $ 7.5 Other Automotive: Domestic Ownership $ 3.3 $ 2.9 $ 2.8 Foreign Ownership 1.5 1.3 1.2 Total Other Automotive $ 4.8 $ 4.2 $ 4.0 (4)% Outstandings: Dealer $ 4.8 $ 5.6 $ 5.4 Other Automotive: Domestic Ownership $ 2.0 $ 1.7 $ 1.6 Foreign Ownership 0.7 0.5 0.5 Total Other Automotive $ 2.7 $ 2.2 $ 2.1 (4)% 1Q06 2Q06 3Q06 4Q06 1Q07 NPA's 20 43 49 46 39 1Q06 2Q06 3Q06 4Q06 1Q07 Net Loan Charge-offs 8 3 3 2 7 Period-end in $ billions Exposure includes committed and discretionary facilities (undrawn and outstanding)

Deposits in Competitive Environment Total deposits of $42.6 billion Selectively reducing rates Mix shift continues Personal Banking and Global Corporate Banking grew deposits Annualized average deposits* from 4Q06: Western: 7% increase Texas: 3% increase $ in billions * Excludes Financial Services Division balances 1Q06 2Q06 3Q06 4Q06 1Q07 Money Market & NOW 14.329 13.583 13.447 13.383 13.517 Savings Deposits 1.472 1.479 1.433 1.375 1.38 Customer CDs 5.871 6.199 6.685 7.175 7.329 Noninterest-bearing 8.926 8.782 8.644 8.696 8.712 Average Core Deposits*

Financial Services Division Data 1Q07 4Q06 1Q06 Average Balance Sheet Noninterest-bearing $3.5 $4.0 $4.7 Interest-bearing 1.2 1.3 2.3 Total Deposits $4.7 $5.3 $7.0 Total Loans $1.6 $1.9 $2.9 Noninterest Expenses Customer Services $14 $14 $13 Average Rates FSD Loans (Primarily Low-rate) 0.68% 0.66% 0.43% FSD Interest-bearing Deposits 3.91% 3.94% 3.74% Balance Sheet data in $billions; Noninterest Expense data in $millions 2007 Full Year Outlook: Average noninterest-bearing deposits are expected to remain at first quarter 2007 levels Average loans are expected to fluctuate with the level of noninterest-bearing deposits

Accelerating Banking Center Expansion Opening about 30 new banking centers in 2007 with over 90% in high growth markets Location of New Banking Centers Full Year 2007 YTD 3/07 2004- 2006 Market Total California 14 3 29 73 Arizona 5 0 4 5 Texas 9 4 17 72 Florida 0 0 3 9 Michigan 2 2 7 243 Total 30 9 60 402

2007 Full Year Outlook % Change over 2006 Loan growth (excluding Financial Services Division) Mid to High single-digit West Low double-digit Texas Low double-digit Midwest Flat Net interest margin of about 3.75% to 3.80% Net credit-related charge-offs of about 20 bps (Provision for credit losses modestly in excess of credit-related net charge-offs) Noninterest income Low single-digit* (2006 adjusted base of $820 million) Noninterest expenses Flat (Excluding the provision for credit losses on lending-related commitments) Active capital management Tier 1 common 6.50-7.50% Tier 1 7.25-8.25% This outlook is provided as of April 17, 2007 * excluding Financial Services Division-related lawsuit settlement and loss on the sale of the Mexican bank charter in 2006

Relocation of Corporate Headquarters to Dallas Opportunity to accelerate growth in Texas Banking Center expansion Increase relationship managers A smooth transition Costs controlled Operations unaffected Maintain leadership position in Michigan

Questions and Answers Ralph Babb, Chairman and CEO Beth Acton, EVP and Chief Financial Officer Dale Greene, EVP and Chief Credit Officer and Darlene Persons, Director of Investor Relations

Appendix

Business Segment Contribution to Net Income YTD 3/07 % YTD 3/06 % Business Bank $141 72% $151 73% Retail Bank 33 17 38 19 Wealth & Institutional Management 21 11 17 8 195 100% 206 100% Finance 1 (2) Other* (6) (10) TOTAL $190 $194 $ in millions * Includes discontinued operations and items not directly associated with the three major business segments or the Finance Division

Market Segment Contribution to Net Income YTD 3/07 % YTD 3/06 % Midwest $90 45% $99 48% Western 66 34 66 32 Texas 22 11 23 11 Florida 3 2 4 2 Other Markets 5 3 4 2 International 9 5 10 5 195 100% 206 100% Finance and Other* (5) (12) TOTAL $190 $194 $ in millions * Includes discontinued operations and items not directly associated with the geographic markets

First Quarter 2007 and Fourth Quarter 2006 Certain Income and Expense Items(1) (in millions, except per share data) 1Q07 EPS 4Q06 EPS Noninterest Income included: - Financial Services Division-related lawsuit settlement $ -- $ -- $47 $0.19 - Net income (loss) on principal investing and warrants (4) (0.02) 3 0.01 Noninterest Expenses included: - Tax-related interest adjustments(2) -- -- 14 0.05 - Performance-based compensation related to Munder gain -- -- 11 0.04 - Charitable Foundation contribution -- -- 10 0.04 Provision for Income Taxes(2) -- -- 22 0.14 (1) We have provided these amounts so that shareholders, analysts, regulators and others will be better able to evaluate the impact of certain first quarter 2007 and fourth quarter 2006 items included in our Generally Accepted Accounting Principles (GAAP) results (2) Increases in interest on tax liabilities and provision for income taxes are for potential disallowed benefits on a series of loans to foreign borrowers based on ongoing settlement discussions with Internal Revenue Service

Loan Momentum Continues in Growth Markets 1Q07 4Q06 Q - Q% Chg 1Q06 Y - Y% Chg Midwest $21.8 $21.9 0% $21.3 2% Western > Excluding FSD 16.2 14.6 16.0 14.1 1% 4% 15.6 12.7 4% 15% Texas 6.5 6.4 1% 5.4 20% Florida 1.6 1.6 1% 1.4 19% Other Markets 0.7 0.7 1% 0.6 22% International 2.1 2.0 5% 2.2 -6% TOTAL $48.9 $48.6 1% $46.5 5% > EXCLUDING FSD $47.3 $46.7 1% $43.6 9% Average loans in $billions; % change based on full dollar amounts Geography based on location of loan office Western includes: CA, AZ, NV, CO, WA

Diverse Line of Business Loan Growth 1Q07 4Q06 Q - Q% Change 1Q06 Y - Y% Change Middle Market $15.9 $15.8 1% $14.8 8% Commercial Real Estate 6.5 6.6 -1% 6.0 9% Global Corporate Banking 5.2 5.0 4% 4.7 10% National Dealer Services 5.3 5.0 5% 4.7 13% Specialty Businesses* > Excluding FSD 6.1 4.5 6.4 4.5 -4% 1% 6.7 3.8 -9% 19% SUBTOTAL - BUSINESS BANK $39.0 $38.8 1% $36.9 6% Small Business Banking 4.0 3.9 2% 3.8 5% Personal Banking 2.1 2.2 -3% 2.3 -8% SUBTOTAL - RETAIL BANK $6.1 $6.1 0% $6.1 0% Private Banking 3.8 3.7 3% 3.5 8% SUBTOTAL - WEALTH & INSTITUTIONAL MANAGEMENT $3.8 $3.7 3% $3.5 8% TOTAL > EXCLUDING FSD $48.9 $47.3 $48.6 $46.7 1% 1% $46.5 $43.6 5% 9% Average loans in $billions; % change based on full dollar amount * Specialty Businesses includes: Entertainment, Energy, FSD, Leasing and TLS

First Quarter 2007 Average Loans Detail Midwest Western Texas Florida Other Markets International TOTAL Middle Market $9.5 $4.5 $1.7 $0.2 $0.0 $0.0 $15.9 Commercial Real Estate 2.4 2.6 1.1 0.4 0.0 0.0 6.5 Global Corporate Banking 2.0 0.8 0.3 0.0 0.0 2.1 5.2 National Dealer Services 0.8 3.4 0.2 0.6 0.3 0.0 5.3 Specialty Businesses* 1.3 2.8 1.6 0.0 0.4 0.0 6.1 SUBTOTAL - BUSINESS BANK $16.0 $14.1 $4.9 $1.2 $0.7 $2.1 $39.0 Small Business Banking 2.1 1.0 0.9 0.0 0.0 0.0 4.0 Personal Banking 1.9 0.0 0.2 0.0 0.0 0.0 2.1 SUBTOTAL - RETAIL BANK $4.0 $1.0 $1.1 $0.0 $0.0 $0.0 $6.1 Private Banking 1.8 1.1 0.5 0.4 0.0 0.0 3.8 SUBTOTAL - WEALTH & INSTITUTIONAL MANAGEMENT $1.8 $1.1 $0.5 $0.4 $0.0 $0.0 $3.8 TOTAL $21.8 $16.2 $6.5 $1.6 $0.7 $2.1 $48.9 $ in billions; geography based on office of origination. * Specialty Businesses includes: Entertainment, Energy, FSD, Leasing and TLS

Diversified Shared National Credit Portfolio Approx. 995 borrowers 18% of total outstanding Industry diversification mirrors total loan book Approx. 1% of total nonaccrual loans (1 bp of portfolio) No net loan charge-offs Middle Market Commercial Real Estate Global Corporate Banking National Dealer Services Energy Other 3/31/2007 1937 2092 2843 391 1077 535 March 31, 2007: $8.9 billion Period-end outstandings as of March 31, 2007

Real Estate Construction Loans: Commercial Real Estate Line of Business Western Michigan Texas Florida Other Markets TOTAL Single Family $1.0 $0.1 $0.2 $0.2 $0.1 $1.6 Land Development 0.4 0.2 0.2 0.1 0.0 0.9 Retail 0.1 0.1 0.1 0.1 0.0 0.4 Multi-family 0.1 0.0 0.1 0.0 0.1 0.3 Office 0.2 0.0 0.0 0.0 0.0 0.2 Land Carry 0.1 0.0 0.0 0.0 0.0 0.1 Commercial 0.1 0.0 0.0 0.0 0.0 0.1 Other 0.0 0.0 0.0 0.0 0.1 0.1 TOTAL $2.0 $0.4 $0.6 $0.4 $0.3 $3.7 First quarter 2007 period-end $ in billions Geography reflects location of property

Commercial Mortgage Loans: Commercial Real Estate Line of Business Western Michigan Texas Florida Other Markets TOTAL Land Carry $0.2 $0.2 $0.1 $0.1 $0.0 $0.6 Office 0.1 0.1 0.0 0.0 0.0 0.2 Retail 0.0 0.1 0.0 0.0 0.0 0.1 Multi-family 0.0 0.1 0.0 0.0 0.0 0.1 Commercial 0.1 0.0 0.0 0.0 0.0 0.1 Other 0.0 0.0 0.1 0.0 0.1 0.2 TOTAL $0.4 $0.5 $0.2 $0.1 $0.1 $1.3 First quarter 2007 period-end $ in billions Geography reflects location of property

Line of Business Deposits 1Q07 4Q06 Q - Q% Change 1Q06 Y - Y% Change Middle Market $4.3 $4.3 -1% $4.2 2% Commercial Real Estate 1.0 1.2 -17% 1.1 -11% Global Corporate Banking 3.2 3.1 4% 3.4 -6% National Dealer Services 0.1 0.1 6% 0.1 6% Specialty Businesses1 > Excluding FSD 8.1 3.4 8.4 3.1 -3% 10% 10.1 3.1 -20% 11% SUBTOTAL - BUSINESS BANK >Excluding FSD $16.7 $12.0 $17.1 $11.8 -2% 2% $18.9 $11.9 -12% 1% Small Business Banking 3.9 4.0 -3% 3.8 0% Personal Banking 13.2 13.0 1% 12.9 2% SUBTOTAL - RETAIL BANK $17.1 $17.0 0% $16.7 2% Private Banking 2.3 2.3 -1% 2.5 -5% SUBTOTAL - WEALTH & INSTITUTIONAL MANAGEMENT $2.3 $2.3 -1% $2.5 -5% Finance/Other2 6.5 6.8 N/M 3.1 N/M TOTAL > EXCLUDING FSD $ 42.6 $37.9 $43.2 $37.9 -1% 0% $41.2 $34.2 3% 11% Average deposits in $billions; % change based on full dollar amount N/M = Not Meaningful 1 Specialty Businesses includes: Entertainment, Energy, FSD, Leasing and TLS 2 Finance/Other includes Institutional CD's: 1Q07 - $5.8B; 4Q06 - $5.8B; 1Q06 - $2.6B

First Quarter 2007 Average Deposits Detail Midwest Western Texas Florida Other Markets International TOTAL Middle Market $0.9 $3.2 $0.2 $0.0 $0.0 $0.0 $4.3 Commercial Real Estate 0.5 0.3 0.1 0.1 0.0 0.0 1.0 Global Corporate Banking 1.6 0.3 0.2 0.0 0.0 1.1 3.2 National Dealer Services 0.0 0.1 0.0 0.0 0.0 0.0 0.1 Specialty Businesses1 0.3 6.9 0.4 0.0 0.5 0.0 8.1 SUBTOTAL - BUSINESS BANK $3.3 $10.8 $0.9 $0.1 $0.5 $1.1 $16.7 Small Business Banking 2.0 0.9 1.0 0.0 0.0 0.0 3.9 Personal Banking 10.7 0.9 1.6 0.0 0.0 0.0 13.2 SUBTOTAL - RETAIL BANK $12.7 $1.8 $2.6 $0.0 $0.0 $0.0 $17.1 Private Banking 0.7 1.1 0.3 0.2 0.0 0.0 2.3 SUBTOTAL - WEALTH & INSTITUTIONAL MANAGEMENT $0.7 $1.1 $0.3 $0.2 $0.0 $0.0 $2.3 Finance/Other2 6.5 0.0 0.0 0.0 0.0 0.0 6.5 TOTAL $23.2 $13.7 $3.8 $0.3 $0.5 $1.1 $42.6 $ in billions 1 Specialty Businesses includes: Entertainment, Energy, FSD, Leasing and TLS 2 Finance/Other includes $5.8B in Institutional CD's; included in Finance Division segment

Total cost to be incurred is $15-20 million over three years Comerica remains one of Southeast Michigan's largest employers with approximately 7,300 employees across the state Initial move of Management Policy Committee to occur by end of third quarter of 2007 Relocation of Headquarters is expected to impact about 200 colleagues over three years A Key Step to Accelerating Comerica's Growth: Relocation of Corporate Headquarters to Dallas

A Key Step to Accelerating Comerica's Growth: Relocation of Corporate Headquarters to Dallas Accelerates growth in all of Comerica's markets Comerica will be closer to its markets Dallas is centrally located and provides greater accessibility to all of our markets Additional resources in these markets will lead to accelerated growth Comerica will be uniquely positioned Comerica will be the largest bank holding company headquartered in Texas, representing an important competitive differentiator Comerica will build on its strong foundation Expect to significantly increase growth in Texas We believe the vibrant and diversified economies in Texas will be helpful as we attract and retain talented colleagues